                                                                      Exhibit 16

                        EATON VANCE CASH MANAGEMENT FUND
                               Quotation of Yield

For the seven day period ending December 31, 1997

The value of an account with a beginning balance of one share equal to $1.00 grew to $1.000960329. The difference of $0.000960329 is the Base Period Return. Dividing the Base Period Return by the beginning value of $1.00 and multiplying by (365/7) gives a yield of 5.01%.

Adding 1 to the Base Period Return and taking this to the power of (365/7) and subtracting 1 gives an effective yield of 5.13%.

                         EATON VANCE LIQUID ASSETS TRUST
                               Quotation of Yield

For the seven day period ending December 31, 1997

The value of an account with a beginning balance of one share equal to $1.00 grew to $1.000844339. The difference of $0.000844339 is the Base Period Return. Dividing the Base Period Return by the beginning value of $1.00 and multiplying by (365/7) gives a yield of 4.40%.

Adding 1 to the Base Period Return and taking this to the power of (365/7) and subtracting 1 gives an effective yield of 4.50%.

                          EATON VANCE MONEY MARKET FUND
                               Quotation of Yield

For the seven day period ending December 31, 1997

The value of an account with a beginning balance of one share equal to $1.00 grew to $1.000767126. The difference of $0.000767126 is the Base Period Return. Dividing the Base Period Return by the beginning value of $1.00 and multiplying by (365/7) gives a yield of 4.00%.

Adding 1 to the Base Period Return and taking this to the power of (365/7) and subtracting 1 gives an effective yield of 4.08%.

                          EATON VANCE TAX FREE RESERVES
                               Quotation of Yield

For the seven day period ending December 31, 1997

The value of an account with a beginning balance of one share equal to $1.00 grew to $1.000624666. The difference of $0.000624666 is the Base Period Return. Dividing the Base Period Return by the beginning value of $1.00 and multiplying by (365/7) gives a yield of 3.26%.

Adding 1 to the Base Period Return and taking this to the power of (365/7) and subtracting 1 gives an effective yield of 3.31%.

Taking the current yield of 3.26% and dividing by 1 minus the tax rate (assuming a tax rate of 31%) gives a taxable equivalent current yield of 4.72% (3.26%/.69)

Dividing the taxable equivalent yield by (365/7), adding 1, taking this to the power of (365/7) and subtracting 1 gives a taxable equivalent effective yield of 4.84%

                         INVESTMENT PERFORMANCE -- EATON VANCE GOVERNMENT OBLIGATIONS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1997.


                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF              TOTAL RETURN                TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING     SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 12/31/97    CUMULATIVE      ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----------    -----------    -----------    ----------    ------------    ----------  ----------

10 YEARS ENDED
12/31/97          12/31/87      $952.14        $2,079.63      118.43%           8.13%         107.96%     7.60%

5 YEARS ENDED
12/31/97          12/31/92      $952.30        $1,302.36       36.76%           6.46%          30.24%     5.43%

1 YEAR ENDED
12/31/97          12/31/96      $952.72        $1,021.85        7.26%           7.26%           2.18%     2.18%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                         INVESTMENT PERFORMANCE -- EATON VANCE GOVERNMENT OBLIGATIONS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 12/31/97    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/97          12/31/87      $2,122.83      $2,122.83       112.28%      7.82%         112.28%     7.82%

5 YEARS ENDED
12/31/97          12/31/92      $1,329.13      $1,310.63        32.91%      5.86%          31.06%     5.56%

1 YEAR ENDED
12/31/97          12/31/96      $1,065.89      $1,016.16         6.59%      6.59%           1.62%     1.62%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                         INVESTMENT PERFORMANCE -- EATON VANCE GOVERNMENT OBLIGATIONS FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 12/31/97    ON 12/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
12/31/97          12/31/87      $2,097.95      $2,097.95        109.80%      7.69%        109.80%      7.69%

5 YEARS ENDED
12/31/97          12/31/92      $1,313.61      $1,313.61         31.36%      5.61%         31.36%      5.61%

1 YEAR ENDED
12/31/97          12/31/96      $1,061.99      $1,052.06          6.20%      6.20%          5.21%      5.21%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                                      Exhibit 16



                   EV TRADITIONAL GOVERNMENT OBLIGATIONS FUND
                            30-DAY YIELD CALCULATIONS



                             For the 30 days ended 12/31/97

                               Interest Income Earned:               $1,691,271
Plus                           Dividend Income Earned:
                                                                     ----------
Equal                              Gross Income:                     $1,691,271

Minus                                Expenses:                         $463,567
                                                                     ----------
Equal                        Net Investment Income:                  $1,227,704

Divided by              Average daily number of shares
                        outstanding that were entitled
                               to receive dividends:                 26,336,957
                                                                     ----------
Equal              Net Investment Income Earned Per Share:              $0.0466

                Net Asset Value Per Share 12/31/97                       $11.12

                                   30 Day Yield*:                         5.08%



* Yield is calculated on a bond equivalent rate as follows:
                              6
2[(($0.0316/$9.11)+1)-1]

                                                                      Exhibit 16



                     EV MARATHON GOVERNMENT OBLIGATIONS FUND
                            30-DAY YIELD CALCULATIONS



                             For the 30 days ended 12/31/97

                               Interest Income Earned:               $733,122
Plus                           Dividend Income Earned:
                                                                     --------
Equal                              Gross Income:                     $733,122

Minus                                Expenses:                       $277,454
                                                                     --------
Equal                          Net Investment Income:                $455,668

Divided by                   Average daily number of shares
                             outstanding that were entitled
                                     to receive dividends:         13,261,959
                                                                   ----------
Equal              Net Investment Income Earned Per Share:            $0.0344

                Net Asset Value Per Share 12/31/97                      $9.12

                                    30 Day Yield*:                      4.57%





* Yield is calculated on a bond equivalent rate as follows:
                              6
2[(($0.0316/$9.11)+1)-1]

                                                                      Exhibit 16



                           EV CLASSIC GOVERNMENT OBLIGATIONS FUND
                                       30-DAY  YIELD CALCULATIONS



                             For the 30 days ended 12/31/97

                               Interest Income Earned:               $220,956
   Plus                        Dividend Income Earned:
                                                                     --------
   Equal                           Gross Income:                     $220,956

   Minus                             Expenses:                        $94,569
                                                                     --------
   Equal                       Net Investment Income:                $126,387

   Divided by                Average daily number of shares
                             outstanding that were entitled
                                   to receive dividends:            3,998,004
                                                                    ---------
   Equal             Net Investment Income Earned Per Share:          $0.0316

                   Net Asset Value Per Share 12/31/97                   $9.11

                                    30 Day Yield*:                      4.20%



* Yield is calculated on a bond equivalent rate as follows:
                              6
2[(($0.0316/$9.11)+1)-1]

                             INVESTMENT PERFORMANCE -- EATON VANCE MUNICIPAL BOND FUND - CLASS I SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended December 31, 1997.




                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING     SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 12/31/97    CUMULATIVE      ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------    ------------    ----------  ----------

10 YEARS ENDED
12/31/97          12/31/87       $952.33        $2,323.71      144.01%          9.33%         132.37%      8.80%

5 YEARS ENDED
12/31/97          12/31/92       $952.16        $1,407.42       47.82%          8.13%          40.74%      7.07%

1 YEAR ENDED
12/31/97          12/31/96       $952.69        $1,087.25       14.13%         14.13%           8.72%      8.72%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                   EATON VANCE MUNICIPAL BOND FUND - CLASS I
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                For the 30 days ended 12/31/97:

                Interest Income Earned:                         $430,863
Plus            Dividend Income Earned:
                                                                --------
Equal           Gross Income:                                   $430,863

Minus           Expenses:                                        $57,160
                                                                --------
Equal           Net Investment Income:                          $373,703

Divided by      Average daily number of shares
                outstanding that were entitled
                to receive dividends:                          8,636,966
                                                               ---------
Equal           Net Investment Income Earned Per Share:          $0.0433

                Net Asset Value Per Share 12/31/97:               $10.84

                30 Day Yield*:                                     4.84%

Divided by  One minus the Tax Rate of 36%:                          0.64
                                                                --------
Equal       Tax Equivalent Yield **:
7.56%                                                             36.00%








 * Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0433/$10.84)+1)-1]

** Assuming a tax rate of 36%